UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

PLUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34375 (Commission File Number)	33-0827593 (IRS Employer Identification No.)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756 (Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))0020

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 16, 2022 (the “Annual Meeting”). Five proposals were submitted to stockholders as described in the Proxy Statement for the Annual Meeting and approved by the Company’s stockholders at the Annual Meeting. The proposals and the results of the stockholder votes are as follows.

1. Proposal to elect six directors to serve until the 2023 annual meeting or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Howard Clowes	3,109,449	809,944	7,912,467
An van Es-Johansson	2,941,281	978,112	7,912,467
Richard J. Hawkins	2,392,704	1,526,689	7,912,467
Marc H. Hedrick, M.D.	3,595,845	323,548	7,912,467
Robert Lenk	3,112,869	806,524	7,912,467
Greg Petersen	3,596,697	322,696	7,912,467

2. Proposal to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the 2022 fiscal year:

For	Against	Abstain
11,619,010	165,719	47,131

3. Proposal to approve the issuance of shares of common stock to Lincoln Park pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d):

For	Against	Abstain
2,693,403	1,208,851	17,139

4. Proposal to approve the second amendment and restatement of the Company’s 2020 Stock Incentive Plan:

For	Against	Abstain
2,650,525	1,234,967	33,901

5. Proposal to provide a non-binding advisory vote on the compensation of our named executive officers:

For	Against	Abstain
2,759,959	1,134,414	25,020

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
10.1	Plus Therapeutics, Inc. 2020 Stock Incentive Plan, as further amended and restated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022

PLUS THERAPEUTICS, INC.

By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Office